A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED NOVEMBER 30, 2004

                               ($'s IN THOUSANDS)

                                                                  Year to Date
 November 2004                                                   November 2004
--------------                                                 -----------------


$4,363         SALES - OUTSIDE CUSTOMERS .......................         $56,262
     0         SALES - INTERCOMPANY ............................               0
-------        -------------------------------------------------         -------

 4,363         NET SALES .......................................          56,262

 3,062         VARIABLE PRODUCTION COSTS .......................          39,517
-------        -------------------------------------------------         -------

 1,301         VARIABLE CONTRIBUTION ...........................          16,745
-------        -------------------------------------------------         -------

   129         MANUFACTURING FIXED COSTS .......................           1,489
    87         DEPRECIATION ....................................             957
-------        -------------------------------------------------         -------

   216         TOTAL FIXED COSTS ...............................           2,446
-------        -------------------------------------------------         -------

 1,085         GROSS PROFIT ....................................          14,299
-------        -------------------------------------------------         -------

   168         SELLING EXPENSE .................................           2,173
   165         ADMINISTRATIVE EXPENSE ..........................           2,175
-------        -------------------------------------------------         -------

   333         TOTAL SELLING & ADMIN.EXPENSE ...................           4,348
-------        -------------------------------------------------         -------

   752         OPERATING PROFIT ................................           9,951

     0         EARNINGS IN UNCONSOL. SUBSIDIARIES ..............               0
     0         INTEREST INCOME .................................               0
    31         INTEREST EXPENSE ................................             369
    26         OTHER INCOME (EXPENSE) ..........................              38
     0         GAIN ON SALE OF FIXED ASSETS ....................               0
-------        -------------------------------------------------         -------

   747         INCOME BEFORE TAXES .............................           9,620

   295         INCOME TAXES ....................................           3,800
-------        -------------------------------------------------         -------

   452         INCOME FROM OPERATIONS ..........................           5,820
     0         ACCOUNTING CHANGE ...............................               0
     0         MINORITY INTEREST ...............................               0
-------        -------------------------------------------------         -------

$  452         NET INCOME ......................................         $ 5,820
=======        =================================================         =======

                            ENGINEERED WIRE PRODUCTS
                                  BALANCE SHEET
                                November 30, 2004

                               ($'s IN THOUSANDS)



CURRENT ASSETS:
  CASH .......................................................           $   669
  MARKETABLE SECURITIES ......................................                 0
  NOTES & ACCOUNT RECEIVABLE NET .............................             6,780
  INTERCOMPANY ACCOUNTS RECEIVABLE ...........................                 0

 INVENTORIES AT COST .........................................            12,869
   LESS LIFO RESERVE .........................................                 0
                                                                         -------
 INVENTORIES AT LIFO .........................................            12,869
                                                                         -------

  PREPAID EXPENSES ...........................................                 3
  DEFERRED INCOME TAXES ......................................                 0
  OTHER CURRENT ASSETS .......................................                 0
                                                                         -------
   TOTAL CURRENT ASSETS ......................................            20,321
                                                                         -------

 PROPERTY PLANT & EQUIPMENT AT COST ..........................            18,744
    LESS ACCUMULATED DEPRECIATION ............................            12,389
                                                                         -------
      NET PLANT, PROPERTY & EQUIPMENT ........................             6,355
                                                                         -------

  DEFERRED FINANCING EXPENSE .................................                 0
 DEFERRED INCOME TAXES .......................................                 0
 PREPAID PENSION ASSET .......................................                 0
 RESTRICTED INVESTMENTS ......................................                 0
 GOODWILL ....................................................                 0
  OTHER LONG TERM ASSETS .....................................                 0
                                                                         -------

    TOTAL  ASSETS ............................................           $26,676
                                                                         =======

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY ....................................           $ 2,682
  NOTES PAYABLE & CURRENT L.T. DEBT ..........................             1,389
  KCI LOAN ACCOUNT ...........................................                42
  INTERCOMPANY ACCOUNTS PAYABLE ..............................               822
  ACCOUNTS PAYABLE ...........................................               359
  ACCRUED OPEB ...............................................                 0
  ACCRUED PREFERRED STOCK DIVIDENDS ..........................                 0
  ACCRUED LIABILITIES ........................................             2,516
  ACCRUED PENSIONS ...........................................               201
  INCOME TAXES PAYABLE .......................................               742
                                                                         -------
     TOTAL CURRENT LIABILITIES ...............................             8,753
                                                                         -------

  LONG TERM DEBT .............................................             4,323
  ACCRUED OPEB ...............................................                 0
  LONG TERM PENSIONS .........................................                 0
  LONG TERM OTHER ............................................                 0
  DEFERRED FEDERAL INCOME TAX ................................                 0
                                                                         -------
     TOTAL LONG TERM LIABILITIES .............................             4,323
                                                                         -------

  MINORITY INTEREST ..........................................                 0
                                                                         -------
  PREFERRED STOCK ............................................                 0
                                                                         -------

  SFAS #87 ADJUSTMENT ........................................                 0
  COMMON STOCK ...............................................                 0
  OTHER CAPITAL ..............................................                 0
  INVESTMENT EQUITY ..........................................                 0
  RETAINED EARNINGS ..........................................            13,600
   LESS TREASURY STOCK .......................................                 0
                                                                         -------
     TOTAL EQUITY ............................................            13,600
                                                                         -------

TOTAL LIABILITIES & EQUITY ...................................           $26,676
                                                                         =======

                            ENGINEERED WIRE PRODUCTS
                             STATEMENT OF CASH FLOWS
                     FOR THE PERIOD ENDED NOVEMBER 30, 2004

                               ($'s IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:

 NET INCOME .....................................................       $ 5,820

    PROVISION FOR DEPRECIATION ..................................           957
    (GAIN) LOSS ON SALE OF ASSETS ...............................             0
    PROVISION FOR BAD DEBT ALLOWANCE ............................            51
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO) .................             0
    PROVISION FOR LIFO RESERVE ..................................             0
   CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.                             (3,591)
     (INCREASE) DECREASE INVENTORY ..............................        (6,217)
     (INCREASE) DECREASE PREPAID EXPENSES .......................         3,378
     (INCREASE) DECREASE OTHER ASSETS ...........................             0
     INCREASE (DECREASE) ACCTS PAY ..............................           (75)
     INCREASE (DECREASE) ACCRUED PENSIONS .......................           201
     INCREASE (DECREASE) DEFERRED TAXES .........................             0
     INCREASE (DECREASE) OPEB LIABILITIES .......................             0
     INCREASE (DECREASE) OTHER LIABILITIES ......................         2,076
     (INCREASE) DECREASE INTERCO ACCT. REC ......................             0
     INCREASE (DECREASE) INTERCO ACCTS PAY ......................           822
                                                                        -------

 NET ADJUSTMENTS ................................................        (2,398)
                                                                        -------

 NET CASH PROVIDED (USED) BY OPERATIONS .........................         3,422
                                                                        -------

   CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP & E ...............................             0
     CAPITAL EXPENDITURES .......................................          (221)
     INTERCO PP&E TRANSFERS NET .................................             0
                                                                        -------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITY                            (221)
                                                                        -------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET ..............................        (1,315)
    REPAYMENTS OF OTHER DEBT ....................................        (1,156)
    PROCEEDS OF OTHER DEBT ......................................         6,798
    INCREASE (DECREASE) KCI LOAN ................................        (7,130)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK ......................             0
    DIVIDENDS PAID ..............................................             0
                                                                        -------

 NET CASH PROVIDED (USED) BY FINANCING ACTIV                             (2,803)
                                                                        -------


 NET INCREASE (DECREASE) IN CASH ................................           398

 CASH AT BEGINNING OF PERIOD ....................................           271
                                                                        -------


 CASH AT END OF PERIOD ..........................................       $   669
                                                                        =======